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                                                                     EXHIBIT 4.2

        NUMBER                   TRAVELOCITY.COM                    SHARES
                           A  S a b r e  C o m p a n y
INCORPORATED UNDER THE         TRAVELOCITY.COM INC.           CUSIP 893953 10 9
         LAWS                                                  SEE REVERSE FOR
   OF THE STATE OF                                           CERTAIN DEFINITIONS
       DELAWARE

THIS CERTIFIES THAT



is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE $0.0001, OF

                              TRAVELOCITY.COM INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this certificate, properly endorsed.

    This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

    WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

                              TRAVELOCITY.COM INC.
                                   CORPORATE
                                      SEAL        PRESIDENT AND CHIEF EXECUTIVE
         CORPORATE SECRETARY        DELAWARE                            OFFICER

COUNTERSIGNED AND REGISTERED:
EQUISERVE TRUST COMPANY, N.A.
TRANSFER AGENT
AND REGISTRAR
BY
AUTHORIZED SIGNATURE

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    THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO
REQUESTS, A FULL STATEMENT OF THE DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AUTHORIZED TO BE ISSUED AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.

    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -as tenants in common       UNIF GIFT MIN ACT- _______ Custodian _______
TEN ENT -as tenants by the entireties                  (Cust)            (Minor)
JT TEN  -as joint tenants with right of
         survivorship and not as tenants in common
                                                    under Uniform Gifts to
                                                    Minors
                                                    Act
                                                    ____________________________
                                                    (State)

    Additional abbreviations may also be used though not in the above list.

    FOR VALUE RECEIVED, __________________________________HEREBY SELL, ASSIGN
AND TRANSFER UNTO

      PLEASE INSERT SOCIAL SECURITY OR OTHER
          IDENTIFYING NUMBER OF ASSIGNEE

   __________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
SHARES OF THE CAPITAL STOCK REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT
________________________________________________________________________________
ATTORNEY TO TRANSFER THE SAID STOCK ON THE BOOKS OF THE WITHIN NAMED COMPANY WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.
DATED ____________________

________________________________________________________________________________

NOTICE:

THE SIGNATURE TO THE ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:

________________________________________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.